UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 14, 2003

Commission File Number:  0-21660

PAPA JOHN’S INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	61-1203323
(State or other jurisdiction of	(I.R.S. Employer identification
incorporation or organization)	number)

2002 Papa Johns Boulevard

Louisville, Kentucky  40299-2334

(Address of principal executive offices)

(502) 261-7272

(Registrant’s telephone number, including area code)

Item 5. Other Events

On October 14, 2003, Papa John’s International, Inc. announced that Mary Ann Palmer, Senior Vice President and Chief Resource Officer, has resigned to pursue other interests.  Palmer, whose responsibilities included field and brand marketing, will continue as a consultant to Papa John’s as the company interviews candidates for her replacement.

Item 7. Financial Statements and Exhibits

(c)        Exhibits

Exhibit
Number	Description

99.1	Papa John’s International, Inc. press release dated October 14, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAPA JOHN’S INTERNATIONAL, INC.

(Registrant)

Date:	October 15, 2003	/s/ J. David Flanery
J. David Flanery
Senior Vice President of Finance and Principal Accounting Officer